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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                                  Reported) March 28, 2003

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of March 28, 2003, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2003-C).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                  333-101101                 95-4596514
    -----------------------         ------------                -----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)


            4500 Park Granada
         Calabasas, California                           91302
        ------------------------                       --------
          (Address of Principal                       (Zip Code)
           Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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


ITEM 5. OTHER EVENTS.
----    ------------

Filing of Form T-1.

On March 28, 2003, CWABS, INC. (the "Company") is filing a Form T-1 to designate Bank One, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.

(a) Financial Statements of businesses acquired.

    Not applicable.

(b) Pro Forma financial information.

    Not applicable.

(c) Exhibit No.                    Description

       25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to
                                   Exhibit 25.1 of Registration Statement
                                   on Form S-3 of Household Finance
                                   Corporation, filed on March 24, 2000
                                   (File No. 333-33240)).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.






                                                By:   /s/ Celia Coulter
                                                      ------------------------
                                                      Celia Coulter
                                                      Vice President


Dated: April 17, 2003

EXHIBIT INDEX

Exhibit           Description                                     Page
-------           -----------                                     -----
25                Form T-1 Statement of Eligibility under the       5
                  Trust Indenture Act of 1939, as amended.
                  (Certain exhibits to Form T-1 are
                  incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of
                  Household Finance Corporation, filed on
                  March 24, 2000 (File No. 333-33240)).

                                                                     EXHIBIT 25


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)  X

                         ----------------------------

                        BANK ONE, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

    A National Banking Association                      36-0899825
                                                        (I.R.S. employer
                                                        identification number)

1 Bank One Plaza, Chicago, Illinois                     60670-0120
      (Address of principal executive offices)          (Zip Code)

                        Bank One, National Association
                       1 Bank One Plaza, Suite IL1-0120
                         Chicago, Illinois 60670-0120
                    Attn: Steven M. Wagner, (312) 732-3163
           (Name, address and telephone number of agent for service)


                         ----------------------------
                              CWABS MASTER TRUST
              (Exact name of obligor as specified in its charter)


           Delaware                                    Applied For
(State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                       identification number)

c/o Wilmington Trust Company
Rodney Square North
Wilmington, Delaware                                        19890-0001
(Address of principal executive offices)                    (Zip Code)



          Revolving Home Equity Loan Asset Backed Notes, Series 2003-C
                        (Title of Indenture Securities)

Item 1. General Information. Furnish the following information as to the trustee:

            (a)   Name and address of each examining or
            supervising authority to which it is subject.

            Comptroller of Currency, Washington, D.C.;
            Federal Deposit Insurance Corporation,
            Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

            (b)   Whether it is authorized to exercise
            corporate trust powers.

            The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations With the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            No such affiliation exists with the trustee.

Item 16. List of exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

            1. A copy of the articles of association of the trustee now in effect.*

            2. A copy of the certificates of authority of the trustee to commence business.*

            3. A copy of the authorization of the trustee to exercise
               corporate trust powers.*

            4. A copy of the existing by-laws of the trustee.*

            5. Not Applicable.

            6. The consent of the trustee required by Section 321(b) of the
               Act.

            7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

            8. Not Applicable.

            9. Not Applicable.

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 28th day of March, 2003.

               Bank One, National Association,
               Trustee

               By   /s/ Steven M. Wagner
                  Steven M. Wagner
                  First Vice President


* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).

                                   EXHIBIT 6



                      THE CONSENT OF THE TRUSTEE REQUIRED
                         BY SECTION 321(b) OF THE ACT


                                                            March 28, 2003



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between CWABS Master Trust, and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                             Very truly yours,

                             Bank One, National Association



                  By:       /s/ Steven M. Wagner
                            Steven M. Wagner
                            First Vice President

                                       EXHIBIT 7






Legal Title of Bank:                   Bank One, NA
Address:                               1 Bank One Plaza                  Date: 12/31/02
City, State  Zip:                      Chicago, IL 60670                 Cert #:  03618               Page RC-1


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                    Dollar Amounts in Thousands        C300
                                                                                    RCON         BIL MIL THOU
ASSETS

1. Cash and balances due from depository institutions                                   RCON
   (from Schedule RC-A):
   a. Noninterest-bearing balances and currency and coin(1)...................          0081            15,002,000     1.a
   b. Interest-bearing balances(2)............................................          0071             1,498,000     1.b
2. Securities
   a. Held-to-maturity securities (from Schedule RC-B, column A)..............          1754                     0     2.a
   b. Available-for-sale securities (from Schedule RC-B, column D)............          1773            47,652,000     2.b
3. Federal funds sold and securities purchased under agreements to resell
   a. Federal funds sold in domestic offices..................................          B987            10,827,000
   b. Securities Purchased under agreements to resell.........................          B989             8,674,000      3.
4. Loans and lease financing receivables: (from Schedule RC-C):                         RCON
   a. Loans and leases held for sale..........................................          5369             3,633,000     4.a
                                                                                        5369                     0     4.a
   b. Loans and leases, net of unearned income................................          B528           117,893,000     4.b
   c. LESS: Allowance for loan and lease losses                                         3123             3,525,000     4.c
   d. Loans and leases, net of unearned income and allowance
      (item 4.b minus 4.c)....................................................          B529           114,388,000     4.d
5.    Trading assets (from Schedule RC-D)                                               3545             5,334,000      5.
6.    Premises and fixed assets (including capitalized leases)................          2145             1,244,000      6.
7.    Other real estate owned (from Schedule RC-M)............................          2150                71,000      7.
8.    Investments in unconsolidated subsidiaries and associated
      companies (from Schedule RC-M)..........................................          2130               119,000      8.
9.    Customers' liability to this bank on acceptances outstanding............          2155               222,000      9.
10.   Intangible assets.......................................................
      a.  Goodwill............................................................          3163               601,000    10.a
      b.  Other intangible assets (from Schedule RC-M)........................          0426                58,000    10.b
11.   Other assets (from Schedule RC-F)                                                 2160             8,234,000     11.
12.   Total assets (sum of items 1 through 11)                                          2170           217,537,000     12.

------------------------

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.


Legal Title of Bank:                   Bank One, NA
Address:                               1 Bank One Plaza                  Date: 12/31/02
City, State  Zip:                      Chicago, IL 60670                 Cert #:  03618               Page RC-2




Schedule RC-Continued
                                                              Dollar
                                                       Amounts in Thousands

LIABILITIES


13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                  RCON
       from Schedule RC-E)..........................................          2200          123,677,000      13.a
       (1) Noninterest-bearing(1)...................................          6631           45,856,000     13.a1
       (2) Interest-bearing.........................................          6636           77,821,000     13.a2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs          RCFN
       (from Schedule RC-E, part II)................................          2200           23,973,000      13.b
       (1)  Noninterest-bearing.....................................          6631              442,000    13.b.1
       (2) Interest-bearing.........................................          6636           23,534,000    13.b.2
14. Federal funds purchased and securities sold under agreements
    to repurchase                                                             RCFN
    a. Federal funds purchased in domestic offices (2)..............          B993            5,797,000      14.a
    b. Securities sold under agreements to repurchase (3)...........          RCFD
                                                                              B995            4,289,000      14.b
15. Trading Liabilities(from Schedule RC-D).........................          3548            4,092,000       15.
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M)......          3190           26,505,000       16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                  2920              222,000       18.
19. Subordinated notes and debentures(2)                                      3200            5,037,000       19.
20. Other liabilities (from Schedule RC-G)                                    2930            6,295,000       20.
21. Total liabilities (sum of items 13 through 20)                            2948          199,820,000       21.
22. Minority interest in consolidated subsidiaries..................          3000              106,000       22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                             3838                    0       23.
24. Common stock....................................................          3230              201,000       24.
25. Surplus (exclude all surplus related to preferred stock)                  3839            9,173,000       25.
26. a. Retained earnings............................................          3632            8,069,000      26.a
    b. Accumulated other comprehensive income (3)...................          B530               98,000      26.b
27. Other equity capital components (4).............................          A130                    0       27.
28. Total equity capital (sum of items 23 through 27)                         3210           17,541,000       28.
29. Total liabilities, minority interest, and equity
    capital (sum of items 21, 22, and 28)                                     3300          217,537,000       29.




Memorandum
To be reported only with the March Report of Condition
1. Indicate in the box at the right the number of the                            RCON         Number      Number
   statement    below   that   best    describes   the   most                                               M.I.
   comprehensive  level of auditing  work  performed  for the bank  by  independent  external  auditors  as of any  date
   during  2001 . . . . . . . . . . . . . . . . . . . . . . . . . . .            6724          N/A


1 =  Independent audit of the bank conducted in accordance                5 = Directors' examination of the bank performed
     with generally accepted auditing standards by a certified                by other external auditors (may be required by state
     public accounting firm which submits a report on the bank                chartering authority)

2 =  Independent audit of the bank's parent holding company               6 = Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing                 auditors
     standards by a certified public accounting firm which                7 = Compilation of the bank's financial statements by
     submits a report on the consolidated holding company                     external auditors
     (but not on the bank separately)                                     8 = Other audit procedures (excluding tax preparation
                                                                               work)
3 =  Attestation on bank management's asseertion on the                   9 = No external audit work
     effectiveness of internal control over financial
     reporting by a certified public accounting firm.
4 =  Directors' examination of the bank conducted in
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required
     by state chartering authority)

-----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.